SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


               THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into as of October 30, 1996, by and among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "'Company"), the various financial institutions signatory hereto (collectively, the "Banks," and, individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as LC Issuer and as successor agent to BANK OF AMERICA ILLINOIS (successor-in-interest to CONTINENTAL BANK), as agent for the Banks (the "Agent"). Words and phrases having defined meanings in the Credit Agreement referred to below shall have the same respective meanings when used herein, unless otherwise expressly defined herein.

                                     WITNESSETH:

               WHEREAS, the parties hereto have entered into a Revolving Credit Agreement dated as of May 10, 1994 as amended by that certain First Amendment and Waiver to Revolving Credit Agreement dated as of May 31, 1994, that certain Second Amendment to Revolving Credit Agreement dated as of February 9, 1995, that certain Third Amendment, Waiver and Consent to Revolving Credit Agreement dated as of May 10, 1995, that certain Fourth Amendment and Consent to Revolving Credit Agreement dated as of September 1, 1995, and that certain Fifth Amendment to Revolving Credit Agreement dated as of November 17, 1995 (collectively, the
          "Existing Agreement" and as amended by this Amendment, the "Credit Agreement"), relating to a revolving credit facility in an amount not to exceed $42,500,000 for the Company's ongoing working capital and general corporate needs; and

               WHEREAS, the Company has requested that the Banks agree to certain amendments and modifications to the terms of the Existing Agreement;

               NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

               1. Amendment to the Existing Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 2 hereof, the Existing Agreement is hereby amended as follows: Section 7.7 of the Existing Agreement is hereby amended to delete the terms thereof in their entirety and to insert the following therefor:

                    Section 7.7 Limitation on Capital Expenditures. Incur Capital Expenditures which, in the aggregate for the Company and its Subsidiaries taken as a whole, exceed $7,500,000 for the Company's fiscal year ending December 31, 1994, $25,000,000 for the Company's fiscal year ending December 31, 1995, $14,000,000 for the Company's fiscal year ending December 31, 1996 and $9,000,000 for any fiscal year thereafter.

               2. Conditions Precedent to Effectiveness of Amendments and Consent. The amendments and modifications set forth in Section 1 hereof shall become effective upon, and are expressly conditioned upon, the fulfillment of each of the following conditions precedent:

                    (a) Amendment. The Agent shall have received this Amendment, duly executed and delivered by an authorized officer of the Company and each of the Banks.

                    (b) Subsidiary Guarantor Consent. The Agent shall have received (with a copy for each of the Banks) from each of the Subsidiary Guarantors a reaffirmation of the Subsidiary Guarantee executed by it in the form attached hereto.

                    (c) Material Adverse Change. In the opinion of the Banks (as evidenced by their execution of this Amendment), no event or condition shall have occurred or exist which could reasonably be expected to have a Material Adverse Effect.

                    (d) Other  Documents.   The  Agent shall have received
                    such other documents, instruments and agreements as it shall have reasonably requested in connection with the transactions contemplated by this Amendment.

              3.  Representations,  Warranties and Covenants.  In order  to induce the Agent and the Banks to enter into this Amendment, the Company hereby represents, warrants and covenants to the Agent and the Banks as follows:

                    (a) The execution, delivery and performance by the Company of this Amendment (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Certificate or Articles of Incorporation or By-Laws of the Company, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Company is a party or by which the Company or any of its assets are bound and
                    (vi) will not result in the creation or imposition of any Lien upon any asset of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or any of its assets may be bound or affected.

                    (b) This Amendment and the Credit Agreement are the legal, valid and binding obligations of the Company, and are enforceable against the Company in accordance with their terms.

                    (c) The representations and warranties contained in the
               Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on the date hereof, except to the extent that such representations expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

                    (d) No Default or Event of  Default has occurred and is
               continuing.

               4. Reference to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Existing Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

               5. Reaffirmation; Expenses. The Company hereby reaffirms to the Agent and each of the Banks that, except as modified hereby, the Credit Agreement and all of the Loan Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. The Company acknowledges that all reasonable legal fees and expenses of the Agent related to this Amendment shall be paid by the Company.

               6. Confirmation of Collateral Documents.  The Company hereby
               (i) ratifies and confirms its obligations under the Collateral Documents and acknowledges and agrees that the Collateral Documents to which the Company is a party are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms; and
               (ii) agrees that the Obligations (for purposes of each of such Collateral Documents) shall include, without limitation, the Obligations under and as defined in the Credit Agreement as amended by this Amendment.

               7. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE SUBSIDIARIES, THE AGENT AND THE BANKS IN CONNECTION WITH THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

               8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the Agent an original counterpart hereof.

                                 [Signature Pages Follow]

               IN WITNESS WHEREOF, the parties  hereto  have  caused  their
               duly   authorized  officers  to  execute  and  deliver  this
               Agreement as of the date first above written.


                                            AVONDALE INDUSTRIES, INC.

                                            By /s/ THOMAS M. KITCHEN
                                               ---------------------
                                            Name: Thomas M. Kitchen
                                            Title:Vice President






                               [SIGNATURES CONTINUED ON
                                 THE FOLLOWING PAGE]

                                           BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION,
                                              as Agent


                                           By /s/ W. THOMAS BARNETT
                                              ---------------------
                                           Name: W. Thomas Barnett
                                           Title:Vice President

                                           THE BANKS:

                                           BANK OF AMERICA ILLINOIS,
                                              successor-in-interest to
                                              CONTINENTAL BANK, as a Bank
                                              and as LC Issuer


                                           By /s/ W. THOMAS BARNETT
                                              ---------------------
                                           Name: W. Thomas Barnett
                                           Title:Vice President


                                           BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION,
                                              as LC Issuer


                                           By /s/ W. THOMAS BARNETT
                                              ---------------------
                                           Name: W. Thomas Barnett
                                           Title:Vice President





                              [SIGNATURES CONTINUED ON
                                THE FOLLOWING PAGE]

                                           WHITNEY NATIONAL BANK


                                           By /s/ ELMER H. HEMPHILL, JR.
                                              --------------------------
                                           Name: Elmer H. Hemphill, Jr.
                                           Title: Senior Vice President






                              [SIGNATURES CONTINUED ON
                                THE FOLLOWING PAGE]

                                           WELLS FARGO BANK (TEXAS),
                                           NATIONAL ASSOCIATION, successor
                                           to FIRST INTERSTATE BANK OF
                                           TEXAS, N.A.


                                           By /s/ DAVID M. ANDERSON
                                              ---------------------
                                           Name: David Anderson
                                           Title: Vice President






                              [SIGNATURES CONTINUED ON
                                THE FOLLOWING PAGE]

                                           FIRST NATIONAL BANK
                                              OF COMMERCE


                                           By /s/ AD KOCEN
                                           ---------------
                                           Name: A. David Kocen
                                           Title: Banking Officer

                     CONSENT

           By  Subsidiary Guarantee dated as
      of May 10, 1994 (the "Guarantee"), the
      undersigned      (the     "Guarantor")
      guaranteed to the  Secured Parties (as
      defined  therein),  subject   to   the
      terms,  conditions and limitations set
      forth therein,  the prompt payment and
      performance of all  of the Obligations
      (as defined therein).   The  Guarantor
      consents to the Company's execution of
      the   foregoing  Sixth  Amendment   to
      Revolving    Credit    Agreement   and
      acknowledges  the continued  validity,
      enforceability  and  effectiveness  of
      the  Guarantee  with  respect  to  all
      loans,   advances  and  extensions  of
      credit   to   the   Company,   whether
      heretofore or hereafter made, together
      with  all  interest  thereon  and  all
      expenses in connection therewith.

                               AVONDALE
                               GULFPORT
                               MARINE, INC.



       By /s/ THOMAS M. KITCHEN
          ---------------------
       Title: Vice President, Secretary & Treasurer

       Dated as of October 30, 1995

                      CONSENT

           By  Subsidiary Guarantee dated as
       of May 10,  1994  (the  "Guarantee"),
       the   undersigned  (the  "Guarantor")
       guaranteed to the Secured Parties (as
       defined   therein),  subject  to  the
       terms, conditions and limitations set
       forth therein, the prompt payment and
       performance of all of the Obligations
       (as defined  therein).  The Guarantor
       consents to the  Company's  execution
       of  the foregoing Sixth Amendment  to
       Revolving    Credit   Agreement   and
       acknowledges the  continued validity,
       enforceability and  effectiveness  of
       the  Guarantee  with  respect  to all
       loans,  advances  and  extensions  of
       credit   to   the   Company,  whether
       heretofore    or   hereafter    made,
       together  with all  interest  thereon
       and   all  expenses   in   connection
       therewith.

       AVONDALE TECHNICAL SERVICES, INC.


       By /s/ BL HICKS
          ------------
       Title: Secretary & Treasurer

       Dated as of October 30, 1995

                      CONSENT

           By  Subsidiary Guarantee dated as
       of May 10,  1994  (the  "Guarantee"),
       the   undersigned  (the  "Guarantor")
       guaranteed to the Secured Parties (as
       defined   therein),  subject  to  the
       terms, conditions and limitations set
       forth therein, the prompt payment and
       performance of all of the Obligations
       (as defined  therein).  The Guarantor
       consents to the  Company's  execution
       of  the foregoing Sixth Amendment  to
       Revolving    Credit   Agreement   and
       acknowledges the  continued validity,
       enforceability and  effectiveness  of
       the  Guarantee  with  respect  to all
       loans,  advances  and  extensions  of
       credit   to   the   Company,  whether
       heretofore    or   hereafter    made,
       together  with all  interest  thereon
       and   all  expenses   in   connection
       therewith.

                               CRAWFORD
                               TECHNICAL
                               SERVICES,
                               INC.


       By /s/ BL HICKS
          ------------
       Title: Secretary & Treasurer

      Dated as of October 30, 1995

                     CONSENT

           By  Subsidiary Guarantee dated as
      of May 10, 1994 (the "Guarantee"), the
      undersigned      (the     "Guarantor")
      guaranteed to the  Secured Parties (as
      defined  therein),  subject   to   the
      terms,  conditions and limitations set
      forth therein,  the prompt payment and
      performance of all  of the Obligations
      (as defined therein).   The  Guarantor
      consents to the Company's execution of
      the   foregoing  Sixth  Amendment   to
      Revolving    Credit    Agreement   and
      acknowledges  the continued  validity,
      enforceability  and  effectiveness  of
      the  Guarantee  with  respect  to  all
      loans,   advances  and  extensions  of
      credit   to   the   Company,   whether
      heretofore or hereafter made, together
      with  all  interest  thereon  and  all
      expenses in connection therewith.

                               GENCO
                               INDUSTRIES,
                               INC.


      By /s/ BL HICKS
         ------------
      Title: Secretary & Treasurer

      Dated as of October 30, 1995

                     CONSENT

           By  Subsidiary Guarantee dated as
      of February 9, 1995 (the "Guarantee"),
      the  undersigned   (the   "Guarantor")
      guaranteed to the Secured Parties  (as
      defined   therein),   subject  to  the
      terms, conditions and limitations  set
      forth  therein, the prompt payment and
      performance  of all of the Obligations
      (as defined therein).   The  Guarantor
      consents to the Company's execution of
      the   foregoing  Sixth  Amendment   to
      Revolving    Credit    Agreement   and
      acknowledges  the continued  validity,
      enforceability  and  effectiveness  of
      the  Guarantee  with  respect  to  all
      loans,   advances  and  extensions  of
      credit   to   the   Company,   whether
      heretofore or hereafter made, together
      with  all  interest  thereon  and  all
      expenses in connection therewith.

                               AVONDALE
                               PROPERTIES,
                               INC.


      By /s/ THOMAS M. KITCHEN
         ---------------------
      Title: Vice President & Secretary

      Dated as of October 30, 1995

                        CONSENT

           By  Subsidiary Guarantee dated as
           of   February    9,   1995   (the
           "Guarantee"),   the   undersigned
           (the "Guarantor")  guaranteed  to
           the  Secured  Parties (as defined
           therein), subject  to  the terms,
           conditions  and  limitations  set
           forth therein, the prompt payment
           and  performance of  all  of  the
           Obligations (as defined therein).
           The  Guarantor  consents  to  the
           Company's    execution   of   the
           foregoing  Sixth   Amendment   to
           Revolving  Credit  Agreement  and
           acknowledges     the    continued
           validity,   enforceability    and
           effectiveness  of  the  Guarantee
           with   respect   to   all  loans,
           advances and extensions of credit
           to     the    Company,    whether
           heretofore   or  hereafter  made,
           together   with    all   interest
           thereon   and  all  expenses   in
           connection therewith.

                               AVONDALE
                               LAND
                               MANAGEMENT
                               COMPANY,
                               a   Louisiana
                               general
                               partnership

           By
           Avondale Industries, Inc.,
           a general partner


           By /s/ THOMAS M. KITCHEN
              ---------------------
           Name: Thomas M. Kitchen
           Title: Vice President, Chief Financial
                  Officer and Secretary


           By
           Avondale Properties, Inc.,
           a general partner


           By /s/ THOMAS M. KITCHEN
              ---------------------
           Name: Thomas M. Kitchen
                 Vice President and Secretary

      Dated as of October 30, 1995